ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Narrative) (Details) ¥ in Thousands, $ in Thousands		Feb. 09, 2018 CNY (¥)	Feb. 09, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Contingent consideration for business combination	[1]			¥ 0	$ 0	¥ 54,550
Qufan [Member]
Contingent consideration for business combination		¥ 54,600
Sale of Stock, Consideration Received on Transaction		¥ 122,000	$ 19,400
Disposal Of Equity Interest, Percentage Of Ownership Transferred		51.00%

[1]	Unpaid consideration for business combination represents the unpaid cash consideration and contingent consideration relating to the acquisition of Qufan as of December 31, 2017. On February 9, 2018, the Company announced that it has disposed of its 51% equity interest in Qufan for a total consideration of USD19.4 million (RMB122.0 million), which has been offset by the unpaid contingent consideration of RMB54.6 million as of the disposal date.